UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23122

American Funds Emerging Markets Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Brian C. Janssen

American Funds Emerging Markets Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Emerging Markets Bond Fund®
Semi-annual report for the six months ended June 30, 2021

Find compelling
opportunities in
emerging markets
bonds with a
flexible approach

American Funds Emerging Markets Bond Fund seeks to provide a high level of total return over the long term, of which current income is a large component.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the returns on a $1,000 investment with all distributions reinvested for the period ended June 30, 2021:

	Cumulative total return	Average annual total returns
Class A shares	1 year	5 years	Lifetime (since 4/22/16)

Reflecting 3.75% maximum sales charge	4.34%	4.30%	4.65%

The fund’s gross expense ratio for Class A shares was 1.08%, and the net expense ratio was 1.05% as of the prospectus dated March 1, 2021.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. The reimbursement will be in effect through at least March 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details.

The fund’s 30-day yield for Class A shares as of July 31, 2021, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 4.46%.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Fellow investors:

Results for American Funds Emerging Markets Bond Fund for the periods ended June 30, 2021, are shown in the table below, as well as results for the fund’s benchmarks and peer group.

For additional information about the fund, its investment results, holdings and portfolio managers, visit capitalgroup.com/individual/investments/fund/ebnax. You can also access information about Capital Group’s American Funds and read our insights about the markets, retirement, saving for college, investing fundamentals and more at capitalgroup.com.

Contents

1	Results at a glance

2	Investment portfolio

11	Financial statements

15	Notes to financial statements

28	Financial highlights

Results at a glance

For periods ended June 30, 2021, with all distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	Lifetime (since 4/22/2016)

American Funds Emerging Markets Bond Fund (Class A shares)	–2.16%	8.45%	6.56%	5.11%	5.42%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified*	–0.66	7.53	6.71	4.86	5.37
J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified*	–3.38	6.57	4.12	3.25	3.49
Lipper Emerging Markets Hard Currency Debt Funds Average†	–0.52	9.38	6.05	4.75	5.16

*	The index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes. Investors cannot invest directly in an index. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: https://www.jpmm.com/research/disclosures.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Refinitiv Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Emerging Markets Bond Fund	1

Investment portfolio June 30, 2021	unaudited

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	1.26%
AA/Aa	1.27
A/A	13.37
BBB/Baa	70.05
Below investment grade	5.88
Short-term securities & other assets less liabilities	8.17
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 91.83%	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 73.42%
Abu Dhabi (Emirate of) 3.875% 2050[1]		$1,100	$1,270
Angola (Republic of) 9.50% 2025		3,080	3,380
Angola (Republic of) 8.25% 2028		2,920	3,056
Angola (Republic of) 8.00% 2029[1]		7,000	7,201
Angola (Republic of) 8.00% 2029		4,900	5,041
Argentine Republic 0.50% 2029		€65	29
Argentine Republic 1.00% 2029		$3,045	1,161
Argentine Republic 0.125% 2030 (0.50% on 7/9/2021)[2]		46,230	16,676
Argentine Republic 0% 2035		600	7
Argentine Republic 0.125% 2035 (1.125% on 7/9/2021)[2]		32,691	10,429
Argentine Republic 0.125% 2038 (1.50% on 7/9/2021)[2]		€1,238	510
Bahrain (Kingdom of) 6.125% 2022		$5,000	5,243
Bahrain (Kingdom of) 6.125% 2023		1,330	1,434
Bahrain (Kingdom of) 6.75% 2029[1]		520	572
Belarus (Republic of) 6.875% 2023		1,100	1,096
Belarus (Republic of) 5.875% 2026		6,800	6,309
Brazil (Federative Republic of) 6.00% 2023[3]	BRL	65,631	14,013
Brazil (Federative Republic of) 0% 2024		13,900	2,314
Brazil (Federative Republic of) 6.00% 2024[3]		66,423	14,412
Brazil (Federative Republic of) 10.00% 2025		23,050	4,891
Brazil (Federative Republic of) 6.00% 2030[3]		39,860	9,154
China (People’s Republic of), Series 1827, 3.25% 2028	CNY	20,000	3,129
China (People’s Republic of), Series 1906, 3.29% 2029		10,900	1,709
China (People’s Republic of), Series INBK, 2.68% 2030		28,100	4,189
China (People’s Republic of), Series 1910, 3.86% 2049		34,400	5,491
China Development Bank Corp., Series 2012, 3.34% 2025		53,240	8,285
China Development Bank Corp., Series 2009, 3.39% 2027		124,500	19,275
China Development Bank Corp., Series 2004, 3.43% 2027		83,840	13,021
China Development Bank Corp., Series 1715, 4.24% 2027		25,300	4,092
China Development Bank Corp., Series 1805, 4.04% 2028		36,700	5,880
China Development Bank Corp., Series 1905, 3.48% 2029		134,100	20,729
Colombia (Republic of) 5.75% 2027	COP	79,192,300	20,217
Colombia (Republic of) 4.50% 2029		$1,400	1,531
Colombia (Republic of) 7.375% 2037		1,000	1,319

2	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Colombia (Republic of) 7.25% 2050	COP	35,760,000	$8,728
Colombia (Republic of) 4.125% 2051		$860	818
Colombia (Republic of), Series B, 6.25% 2025	COP	19,461,400	5,261
Colombia (Republic of), Series B, 7.50% 2026		1,462,800	413
Colombia (Republic of), Series B, 7.75% 2030		15,795,000	4,391
Colombia (Republic of), Series B, 7.00% 2032		7,898,000	2,054
Colombia (Republic of), Series B, 7.25% 2034		1,991,800	521
Costa Rica (Republic of) 4.375% 2025		$2,885	2,991
Costa Rica (Republic of) 6.125% 2031		3,375	3,589
Costa Rica (Republic of) 6.125% 2031[1]		970	1,031
Costa Rica (Republic of) 7.00% 2044		1,186	1,230
Cote d’Ivoire (Republic of) 5.375% 2024[1]		900	970
Cote d’Ivoire (Republic of) 5.25% 2030		€2,400	2,981
Cote d’Ivoire (Republic of) 5.875% 2031		4,875	6,229
Cote d’Ivoire (Republic of) 4.875% 2032		870	1,033
Czech Republic 1.00% 2026	CZK	100,000	4,507
Czech Republic 1.20% 2031		50,000	2,203
Development Bank of Kazakhstan 10.95% 2026	KZT	2,292,000	5,411
Dominican Republic 6.875% 2026[1]		$2,600	3,019
Dominican Republic 6.875% 2026		2,335	2,711
Dominican Republic 9.75% 2026	DOP	107,350	2,130
Dominican Republic 5.95% 2027		$6,000	6,762
Dominican Republic 5.95% 2027[1]		2,600	2,930
Dominican Republic 4.50% 2030[1]		9,174	9,403
Dominican Republic 5.30% 2041[1]		1,987	1,987
Dominican Republic 7.45% 2044		2,500	3,019
Dominican Republic 6.85% 2045		300	340
Dominican Republic 6.50% 2048		260	284
Dominican Republic 6.40% 2049[1]		897	967
Dominican Republic 6.40% 2049		580	625
Dominican Republic 5.875% 2060[1]		4,750	4,745
Egypt (Arab Republic of) 5.577% 2023[1]		1,575	1,658
Egypt (Arab Republic of) 5.75% 2024[1]		640	683
Egypt (Arab Republic of) 4.75% 2026		€8,900	11,036
Egypt (Arab Republic of) 6.588% 2028[1]		$4,400	4,664
Egypt (Arab Republic of) 14.292% 2028	EGP	23,000	1,452
Egypt (Arab Republic of) 5.625% 2030		€1,465	1,750
Egypt (Arab Republic of) 7.625% 2032[1]		$4,400	4,680
Egypt (Arab Republic of) 7.625% 2032		2,200	2,340
Egypt (Arab Republic of) 8.50% 2047[1]		200	209
Egypt (Arab Republic of) 8.15% 2059[1]		2,600	2,609
Ethiopia (Federal Democratic Republic of) 6.625% 2024		3,975	3,687
Export-Import Bank of China 2.93% 2025	CNY	68,500	10,517
Export-Import Bank of India 3.25% 2030		$4,600	4,684
Gabonese Republic 6.375% 2024		684	730
Gabonese Republic 6.95% 2025		4,200	4,562
Gabonese Republic 6.625% 2031[1]		3,865	3,904
Georgia (Republic of) 2.75% 2026[1]		4,070	4,152
Ghana (Republic of) 16.50% 2023	GHS	14,780	2,528
Ghana (Republic of) 17.60% 2023		7,400	1,285
Ghana (Republic of) 18.85% 2023		7,820	1,396
Ghana (Republic of) 7.625% 2029		$1,900	1,927
Ghana (Republic of) 7.75% 2029[1]		2,100	2,151
Guatemala (Republic of) 4.375% 2027		3,125	3,416
Guatemala (Republic of) 6.125% 2050[1]		1,060	1,301
Honduras (Republic of) 6.25% 2027		7,900	8,662
Honduras (Republic of) 6.25% 2027[1]		1,950	2,138
Honduras (Republic of) 5.625% 2030[1]		2,170	2,282
India (Republic of) 8.24% 2027	INR	251,450	3,718
India (Republic of) 7.17% 2028		248,000	3,494
Indonesia (Republic of), Series 81, 6.50% 2025	IDR	78,000,000	5,653
Indonesia (Republic of), Series 59, 7.00% 2027		200,723,000	14,696
Indonesia (Republic of), Series 64, 6.125% 2028		140,174,000	9,682
Indonesia (Republic of), Series 78, 8.25% 2029		103,266,000	7,952
Indonesia (Republic of), Series 71, 9.00% 2029		64,537,000	5,163
Indonesia (Republic of), Series 82, 7.00% 2030		178,000,000	12,717
Indonesia (Republic of), Series 73, 8.75% 2031		68,779,000	5,481

American Funds Emerging Markets Bond Fund	3

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Indonesia (Republic of), Series 74, 7.50% 2032	IDR	123,000,000	$8,966
Indonesia (Republic of), Series 65, 6.625% 2033		19,426,000	1,337
Iraq (Republic of) 6.752% 2023[1]		$1,605	1,646
Jordan (Hashemite Kingdom of) 4.95% 2025[1]		2,900	3,022
Jordan (Hashemite Kingdom of) 5.75% 2027[1]		3,000	3,233
Kazakhstan (Republic of) 6.50% 2045		1,500	2,198
Kenya (Republic of) 6.875% 2024		3,025	3,334
Kenya (Republic of) 7.25% 2028		3,600	3,986
Kenya (Republic of) 7.25% 2028[1]		1,725	1,910
Kenya (Republic of) 10.90% 2031	KES	240,000	2,262
Kenya (Republic of) 6.30% 2034[1]		$6,361	6,373
Kenya (Republic of) 8.25% 2048		800	883
Malaysia (Federation of) 4.127% 2032	MYR	5,105	1,297
Malaysia (Federation of), Series 0219, 3.885% 2029		33,170	8,402
Malaysia (Federation of), Series 0413, 3.844% 2033		3,235	792
Malaysia (Federation of), Series 0318, 4.642% 2033		4,760	1,246
Malaysia (Federation of), Series 0419, 3.828% 2034		44,500	10,684
Malaysia (Federation of), Series 0415, 4.254% 2035		5,600	1,407
Malaysia (Federation of), Series 0615, 4.786% 2035		2,425	637
Malaysia (Federation of), Series 0418, 4.893% 2038		86,511	22,628
Malaysia (Federation of), Series 0219, 4.467% 2039		6,000	1,474
Malaysia (Federation of), Series 0519, 3.757% 2040		35,889	8,138
Malaysia (Federation of), Series 0518, 4.921% 2048		4,200	1,083
Morocco (Kingdom of) 1.375% 2026		€4,678	5,634
Mozambique (Republic of) 5.00% 2031 (9.00% on 9/15/2023)[2]		$5,165	4,394
Namibia (Republic of) 5.50% 2021		5,243	5,315
Nigeria (Republic of) 16.39% 2022	NGN	125,000	282
Oman (Sultanate of) 4.875% 2025[1]		$9,964	10,460
Oman (Sultanate of) 4.875% 2030[1]		2,040	2,096
Oman (Sultanate of) 6.25% 2031[1]		5,900	6,352
Pakistan (Islamic Republic of) 5.50% 2021		3,530	3,558
Pakistan (Islamic Republic of) 8.25% 2024		1,400	1,531
Pakistan (Islamic Republic of) 8.25% 2025		3,300	3,662
Pakistan (Islamic Republic of) 6.00% 2026[1]		7,580	7,694
Panama (Republic of) 3.75% 2026[1]		7,575	8,188
Panama (Republic of) 7.125% 2026		1,200	1,489
Panama (Republic of) 3.16% 2030		1,400	1,472
Panama (Republic of) 4.50% 2047		1,350	1,540
Panama (Republic of) 4.50% 2050		1,570	1,787
Panama (Republic of) 4.30% 2053		1,220	1,356
Panama (Republic of) 4.50% 2056		1,675	1,899
Paraguay (Republic of) 5.00% 2026		2,000	2,283
Paraguay (Republic of) 4.95% 2031		3,860	4,444
Paraguay (Republic of) 5.60% 2048[1]		4,555	5,369
Peru (Republic of) 4.125% 2027		1,065	1,195
Peru (Republic of) 6.15% 2032	PEN	39,575	10,793
Peru (Republic of) 5.40% 2034		40,589	9,991
Peru (Republic of) 5.35% 2040		12,085	2,786
Peru (Republic of) 2.78% 2060		$885	792
PETRONAS Capital, Ltd. 3.50% 2030[1]		1,300	1,426
PETRONAS Capital, Ltd. 3.50% 2030		500	548
Philippines (Republic of) 3.95% 2040		3,500	3,897
Philippines (Republic of) 2.95% 2045		3,100	3,000
PT Indonesia Asahan Aluminium Tbk 4.75% 2025[1]		1,136	1,255
PT Indonesia Asahan Aluminium Tbk 4.75% 2025		500	553
PT Indonesia Asahan Aluminium Tbk 6.53% 2028		264	324
Qatar (State of) 3.75% 2030[1]		2,300	2,607
Republika Srpska 4.75% 2026		€3,590	4,268
Romania 3.50% 2022	RON	33,000	8,102
Romania 3.70% 2024		15,000	3,760
Romania 4.75% 2025		14,300	3,703
Romania 2.00% 2033		€4,930	5,812
Romania 3.50% 2034		1,140	1,544
Romania 3.375% 2038		2,825	3,680
Russian Federation 7.00% 2023	RUB	808,420	11,115
Russian Federation 7.15% 2025		599,500	8,288
Russian Federation 8.15% 2027		976,215	14,117

4	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Russian Federation 4.375% 2029[1]		$9,400	$10,607
Russian Federation 4.375% 2029		1,200	1,354
Russian Federation 7.65% 2030	RUB	346,000	4,926
Russian Federation 8.50% 2031		721,366	10,886
Russian Federation 7.25% 2034		206,500	2,864
Russian Federation 5.10% 2035		$2,800	3,336
Russian Federation 5.25% 2047		5,600	7,052
Russian Federation 2.50% 2028[3]	RUB	866,264	11,666
Senegal (Republic of) 4.75% 2028		€8,640	10,711
Senegal (Republic of) 5.375% 2037		5,000	5,846
Serbia (Republic of) 3.125% 2027		3,500	4,625
South Africa (Republic of) 8.00% 2030	ZAR	223,400	14,851
South Africa (Republic of) 8.25% 2032		42,000	2,689
South Africa (Republic of) 8.875% 2035		70,400	4,479
South Africa (Republic of) 8.50% 2037		14,100	850
South Africa (Republic of), Series R-186, 10.50% 2026		64,300	5,123
South Africa (Republic of), Series R-214, 6.50% 2041		111,100	5,235
South Africa (Republic of), Series R-2048, 8.75% 2048		193,300	11,474
Sri Lanka (Democratic Socialist Republic of) 6.25% 2021		$6,051	5,960
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022		5,074	4,671
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022		3,000	2,550
Sri Lanka (Democratic Socialist Republic of) 5.75% 2023		1,000	749
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025		3,100	2,108
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025		400	269
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026[1]		1,350	867
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027[1]		2,500	1,550
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027		300	186
Sri Lanka (Democratic Socialist Republic of) 6.75% 2028		250	157
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030		750	475
Tunisia (Republic of) 6.75% 2023		€10,870	12,507
Tunisia (Republic of) 5.625% 2024		2,035	2,256
Tunisia (Republic of) 5.75% 2025		$465	435
Tunisia (Republic of) 6.375% 2026		€2,300	2,527
Turkey (Republic of) 10.70% 2022	TRY	24,200	2,593
Turkey (Republic of) 3.00% 2023[3]		16,396	1,900
Turkey (Republic of) 3.20% 2024[3]		7,827	927
Turkey (Republic of) 4.10% 2024[3]		11,295	1,371
Turkey (Republic of) 6.375% 2025		$1,445	1,516
Turkey (Republic of) 7.375% 2025		800	867
Turkey (Republic of) 8.00% 2025	TRY	15,450	1,330
Turkey (Republic of) 4.25% 2026		$2,950	2,842
Turkey (Republic of) 4.875% 2026		3,580	3,513
Turkey (Republic of) 5.125% 2026[1]		5,000	5,002
Turkey (Republic of) 4.375% 2027		€2,800	3,299
Turkey (Republic of) 5.125% 2028		$635	618
Turkey (Republic of) 6.125% 2028		2,240	2,282
Turkey (Republic of) 7.625% 2029		1,400	1,537
Turkey (Republic of) 5.875% 2031		2,100	2,045
Ukraine 15.36% 2021	UAH	38,794	1,450
Ukraine 16.00% 2021		15,300	569
Ukraine 14.91% 2022		69,742	2,686
Ukraine 17.00% 2022		50,293	1,948
Ukraine 10.00% 2023		31,600	1,116
Ukraine 11.67% 2023		5,804	212
Ukraine 15.97% 2023		47,600	1,860
Ukraine 8.994% 2024		$5,670	6,297
Ukraine 7.75% 2025		1,200	1,317
Ukraine 15.84% 2025	UAH	101,065	4,107
Ukraine 6.75% 2026		€6,636	8,604
Ukraine 6.876% 2029[1]		$1,800	1,873
Ukraine 7.375% 2032		1,000	1,054
Ukraine 7.253% 2033		4,030	4,209
Ukraine 7.253% 2033[1]		2,700	2,820
Ukraine 1.258% 2040[4]		3,700	4,399
United Mexican States 4.75% 2032		1,100	1,262
United Mexican States 4.00% 2040[3]	MXN	75,220	4,074
United Mexican States 4.00% 2046[3]		41,029	2,242

American Funds Emerging Markets Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
United Mexican States 4.50% 2050		$1,900	$2,024
United Mexican States 3.75% 2071		1,805	1,653
United Mexican States 5.75% 2110		2,374	2,846
United Mexican States, Series M, 5.75% 2026	MXN	136,000	6,640
United Mexican States, Series M, 7.50% 2027		118,000	6,175
United Mexican States, Series M20, 8.50% 2029		410,000	22,653
United Mexican States, Series M, 7.75% 2031		140,000	7,419
United Mexican States, Series M, 7.75% 2034		60,000	3,179
United Mexican States, Series M30, 10.00% 2036		23,500	1,487
United Mexican States, Series M, 8.00% 2047		68,000	3,601
Uruguay (Oriental Republic of) 4.375% 2028[3]	UYU	45	1
Uruguay (Oriental Republic of) 8.25% 2031		70,200	1,647
Uruguay (Oriental Republic of) 3.875% 2040[3]		71,044	1,898
Venezuela (Bolivarian Republic of) 7.00% 2018[5]		$225	22
Venezuela (Bolivarian Republic of) 7.75% 2019[5]		4,983	536
Venezuela (Bolivarian Republic of) 6.00% 2020[5]		3,353	332
Venezuela (Bolivarian Republic of) 12.75% 2022[5]		300	31
Venezuela (Bolivarian Republic of) 9.00% 2023[5]		4,895	499
Venezuela (Bolivarian Republic of) 8.25% 2024[5]		2,276	240
Venezuela (Bolivarian Republic of) 7.65% 2025[5]		450	46
Venezuela (Bolivarian Republic of) 11.75% 2026[5]		225	24
Venezuela (Bolivarian Republic of) 9.25% 2027[5]		3,060	326
Venezuela (Bolivarian Republic of) 9.25% 2028[5]		1,129	119
Venezuela (Bolivarian Republic of) 11.95% 2031[5]		377	40
Venezuela (Bolivarian Republic of) 7.00% 2038[5]		377	40
			1,053,666

Corporate bonds, notes & loans 17.15%
Energy 6.52%
AI Candelaria (Spain), SLU 5.75% 2033[1]		3,000	3,093
Guara Norte SARL 5.198% 2034[1]		4,142	4,324
KazMunayGas National Co. JSC 4.75% 2027		1,274	1,456
MV24 Capital BV 6.748% 2034[1]		2,297	2,548
Odebrecht Drilling Norbe 7.72% 2026 (87.05% PIK)[6]		6,304	1,521
Oleoducto Central SA 4.00% 2027[1]		2,850	2,945
Pan American Energy LLC 9.125% 2027[1]		3,300	3,626
Petrobras Global Finance Co. 8.75% 2026		1,550	1,994
Petrobras Global Finance Co. 5.60% 2031		3,400	3,812
Petrobras Global Finance Co. 6.75% 2050		1,500	1,756
Petróleos Mexicanos 7.65% 2021	MXN	40,000	2,007
Petróleos Mexicanos 4.875% 2024		$175	184
Petróleos Mexicanos 7.19% 2024	MXN	265,838	12,637
Petróleos Mexicanos 6.875% 2025[1]		$4,730	5,242
Petróleos Mexicanos 6.875% 2026		3,745	4,098
Petróleos Mexicanos 7.47% 2026	MXN	337,360	15,202
Petróleos Mexicanos 6.49% 2027		$460	486
Petróleos Mexicanos 6.84% 2030		480	495
Petróleos Mexicanos 6.75% 2047		4,550	4,032
Petróleos Mexicanos 7.69% 2050		9,450	9,107
PTT Exploration and Production PCL 2.587% 2027[1]		1,500	1,558
Qatar Petroleum 3.125% 2041[1]		4,875	4,857
Qatar Petroleum 3.30% 2051[1]		2,710	2,710
SA Global Sukuk, Ltd. 1.602% 2026[1]		2,350	2,351
SA Global Sukuk, Ltd. 2.694% 2031[1]		1,465	1,485
			93,526

Financials 2.86%
Banco de Crédito del Perú 3.25% 2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 2.45% on 9/30/2026)[1,2]		6,405	6,358
Bangkok Bank PCL 4.45% 2028[1]		900	1,038
Bangkok Bank PCL 9.025% 2029		500	702
Bangkok Bank PCL 3.733% 2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[2]		5,478	5,694
Credicorp, Ltd. 2.75% 2025[1]		2,000	2,035
HDFC Bank, Ltd. 8.10% 2025	INR	40,000	562
Housing Development Finance Corp., Ltd. 8.22% 2022		110,000	1,501
Huarong Finance 2017 Co., Ltd., (3-month USD-LIBOR + 1.15%) 1.32% 2022[4]		$296	227

6	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Huarong Finance 2017 Co., Ltd. 4.75% 2027		$800	$561
Huarong Finance 2019 Co., Ltd., (3-month USD-LIBOR + 1.125%) 1.275% 2023[4]		3,693	2,762
Huarong Finance 2019 Co., Ltd. 2.50% 2023		600	464
Huarong Finance 2019 Co., Ltd. 3.25% 2024		400	296
Huarong Finance 2019 Co., Ltd. 3.75% 2024		200	148
Huarong Finance 2019 Co., Ltd., (3-month USD-LIBOR + 1.25%) 1.391% 2025[4]		404	283
Huarong Finance 2019 Co., Ltd. 3.875% 2029		2,227	1,526
Huarong Finance 2019 Co., Ltd. 4.50% 2029		1,757	1,221
Huarong Finance II Co., Ltd. 5.00% 2025		200	145
Huarong Finance II Co., Ltd. 5.50% 2025		500	371
Huarong Finance II Co., Ltd. 4.625% 2026		2,623	1,849
Huarong Finance II Co., Ltd. 4.875% 2026		200	141
ICBCIL Finance Co., Ltd. 3.625% 2027		1,300	1,402
Kasikornbank PC HK 3.343% 2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[2]		4,522	4,635
Power Financial Corp., Ltd. 3.95% 2030		1,500	1,549
PT Bank Negara Indonesia (Persero) Tbk 3.75% 2026		4,330	4,418
Shriram Transport Finance Co., Ltd. 4.40% 2024[1]		1,146	1,152
			41,040

Utilities 2.36%
AES Panama Generation Holdings SRL 4.375% 2030[1]		5,455	5,715
Comisión Federal de Electricidad 3.348% 2031[1]		2,993	2,978
Comisión Federal de Electricidad 4.677% 2051[1]		2,508	2,432
Empresas Publicas de Medellin ESP 8.375% 2027	COP	13,744,000	3,494
Empresas Publicas de Medellin ESP 4.25% 2029[1]		$1,602	1,590
Empresas Publicas de Medellin ESP 4.375% 2031[1]		960	950
Enel Chile SA 4.875% 2028		1,701	1,966
Enersis Américas SA 4.00% 2026		615	671
ENN Clean Energy International Investment, Ltd. 3.375% 2026[1]		1,510	1,541
ENN Energy Holdings, Ltd. 2.625% 2030[1]		1,560	1,559
Indian Renewable Energy Development Agency, Ltd. 7.125% 2022	INR	120,000	1,640
Investment Energy Resources, Ltd. 6.25% 2029[1]		$3,925	4,254
Light Servicos de Eletricidade SA 4.375% 2026[1]		5,000	5,038
			33,828

Materials 1.54%
Alpek, SAB de CV, 3.25% 2031[1]		2,515	2,554
Bluestar Finance Holdings Ltd. 3.10% junior subordinated perpetual bonds (3-year UST Yield Curve Rate T Note Constant Maturity + 5.634% on 7/12/2024)[2]		969	980
Braskem Idesa SAPI 7.45% 2029[1]		2,600	2,765
Braskem Idesa SAPI 7.45% 2029		400	425
Braskem SA 4.50% 2030[1]		850	888
Fresnillo PLC 4.25% 2050[1]		2,760	2,811
GC Treasury Center Co., Ltd. 2.98% 2031[1]		1,750	1,791
Industrias Peñoles, SAB de CV, 4.75% 2050[1]		655	707
Sasol Financing USA LLC 4.375% 2026		8,800	9,119
			22,040

Industrials 1.41%
Hidrovias International Finance SARL 4.95% 2031[1]		4,347	4,423
Lima Metro Line 2 Finance, Ltd. 5.875% 2034[1]		513	600
Lima Metro Line 2 Finance, Ltd. 4.35% 2036[1]		3,120	3,238
Mexico City Airport Trust 4.25% 2026		1,800	1,959
Mexico City Airport Trust 3.875% 2028		500	523
Mexico City Airport Trust 5.50% 2046		1,609	1,629
Mexico City Airport Trust 5.50% 2047		2,128	2,160
Powerchina Roadbridge Group (British Virgin Islands), Ltd. 3.08% perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 2.256% on 4/1/2026)[2]		3,110	3,112
Rutas 2 and 7 Finance, Ltd. 0% 2036[1]		2,820	2,049
Rutas 2 and 7 Finance, Ltd. 0% 2036		800	581
			20,274

American Funds Emerging Markets Bond Fund	7

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples 0.85%
InRetail Consumer 3.25% 2028[1]			$2,730	$2,704
JBS Investments GMBH II 7.00% 2026			1,200	1,275
MARB BondCo PLC 3.95% 2031[1]			1,500	1,448
Natura Cosmeticos SA 4.125% 2028[1]			1,520	1,560
PT Indofood CBP Sukses Makmur Tbk 3.398% 2031			4,274	4,341
PT Indofood CBP Sukses Makmur Tbk 4.745% 2051			885	910
				12,238

Consumer discretionary 0.81%
Meituan Dianping 3.05% 2030[1]			3,550	3,516
Melco International Development, Ltd. 5.375% 2029[1]			2,250	2,381
MercadoLibre, Inc. 3.125% 2031			1,685	1,656
Sands China, Ltd. 3.80% 2026			750	804
Sands China, Ltd. 4.375% 2030			535	580
Wynn Macau, Ltd. 5.50% 2026[1]			2,500	2,624
				11,561

Communication services 0.42%
Axiata SPV5 Labuan, Ltd. 3.064% 2050			1,053	1,012
Globo Comunicação e Participações SA 4.875% 2030[1]			2,500	2,589
Tencent Holdings, Ltd. 3.975% 2029			1,400	1,563
Tencent Holdings, Ltd. 3.24% 2050[1]			900	884
				6,048

Health care 0.28%
Rede D’Or Finance SARL 4.95% 2028			410	438
Rede D’Or Finance SARL 4.50% 2030			3,490	3,587
				4,025

Real estate 0.10%
Corporacion Inmobiliaria Vesta, SAB de CV 3.625% 2031[1]			1,435	1,462

Total corporate bonds, notes & loans				246,042

U.S. Treasury bonds & notes 1.26%
U.S. Treasury inflation-protected securities 1.26%
U.S. Treasury Inflation-Protected Security 0.125% 2031[3,7]			16,410	18,068

Total bonds, notes & other debt instruments (cost: $1,309,537,000)				1,317,776

Short-term securities 7.09%			Shares
Money market investments 6.20%
Capital Group Central Cash Fund 0.04%[8,9]			888,825	88,883

	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments outside the U.S. 0.89%
Egyptian Treasury 10/26/2021	12.115%	EGP	209,500	12,805

Total short-term securities (cost: $101,725,000)				101,688
Total investment securities 98.92% (cost: $1,411,262,000)				1,419,464
Other assets less liabilities 1.08%				15,560

Net assets 100.00%				$1,435,024

8	American Funds Emerging Markets Bond Fund

Futures contracts

						Unrealized
						(depreciation)
				Notional	Value at	appreciation
		Number of		amount [10]	6/30/2021 [11]	at 6/30/2021
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
10 Year Euro-Bund Futures	Short	83	September 2021	€(8,300)	$(16,988)	$(95)
10 Year Ultra U.S. Treasury Note Futures	Short	253	September 2021	$(25,300)	(37,242)	(399)
30 Year Ultra U.S. Treasury Bond Futures	Long	106	September 2021	10,600	20,425	543
						$49

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 6/30/2021 (000)
USD2,615	PEN10,000	Morgan Stanley	7/6/2021	$ 17
PEN10,000	USD2,606	Morgan Stanley	7/6/2021	(8)
MXN27,700	USD1,397	Goldman Sachs	7/8/2021	(8)
USD4,313	INR321,200	Citibank	7/9/2021	(3)
INR321,200	USD4,386	Citibank	7/9/2021	(70)
CNH14,300	USD2,232	HSBC Bank	7/12/2021	(23)
KRW2,534,500	USD2,279	Standard Chartered Bank	7/12/2021	(36)
BRL12,000	USD2,366	Morgan Stanley	7/13/2021	44
RON44,860	USD11,085	Bank of America	7/14/2021	(293)
KRW8,579,900	USD7,701	Standard Chartered Bank	7/15/2021	(108)
USD26,197	EUR21,640	Citibank	7/16/2021	529
USD4,845	PLN17,930	UBS AG	7/16/2021	142
USD4,036	MXN80,100	HSBC Bank	7/16/2021	25
USD3,151	PLN12,000	UBS AG	7/16/2021	4
CNH4,200	USD655	Citibank	7/16/2021	(7)
HUF60,000	USD209	HSBC Bank	7/16/2021	(7)
CZK18,900	USD904	Standard Chartered Bank	7/16/2021	(25)
PLN15,000	EUR3,346	UBS AG	7/16/2021	(35)
ZAR80,200	USD5,833	Citibank	7/16/2021	(229)
EUR9,627	USD11,655	Citibank	7/16/2021	(235)
PLN33,000	USD8,917	UBS AG	7/16/2021	(262)
USD11,256	EUR9,278	Goldman Sachs	7/19/2021	250
USD2,270	COP8,410,700	Goldman Sachs	7/19/2021	31
USD3,982	BRL20,000	Bank of New York Mellon	7/19/2021	(31)
BRL20,000	USD4,049	Goldman Sachs	7/19/2021	(36)
KRW5,000,000	USD4,471	Morgan Stanley	7/19/2021	(46)
USD1,385	BRL6,982	Citibank	7/20/2021	(16)
HUF1,328,000	USD4,455	Bank of New York Mellon	7/21/2021	25
USD5,882	CNH38,000	HSBC Bank	7/21/2021	16
USD352	EUR295	Bank of America	7/21/2021	2
CZK92,300	USD4,317	UBS AG	7/21/2021	(26)
USD3,033	MXN62,310	Goldman Sachs	7/21/2021	(84)
MXN142,410	USD6,849	Bank of America	7/22/2021	275
USD5,940	EUR5,000	Morgan Stanley	7/22/2021	9
CNH33,800	USD5,223	HSBC Bank	7/22/2021	(6)
USD231	RUB16,800	Citibank	7/26/2021	2
BRL19,720	USD3,961	Standard Chartered Bank	7/27/2021	(8)
USD37,961	EUR31,802	Goldman Sachs	7/28/2021	229
CZK41,800	EUR1,642	UBS AG	7/28/2021	(5)
PLN15,510	USD4,098	Goldman Sachs	7/28/2021	(30)
CZK187,710	USD8,813	UBS AG	7/28/2021	(87)
USD2,613	PEN10,000	Morgan Stanley	8/6/2021	8
HUF1,320,900	USD4,552	Citibank	8/19/2021	(98)
USD2,615	PEN10,000	Morgan Stanley	9/3/2021	9
USD2,800	INR206,780	Bank of New York Mellon	9/23/2021	49
				$(156)

American Funds Emerging Markets Bond Fund	9

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 6/30/2021 (000)	Upfront premium paid (000)	Unrealized appreciation at 6/30/2021 (000)
6.63%	28-day MXN-TIIE	6/23/2026	MXN115,400	$10	$—	$10

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 6/30/2021 (000)	Upfront premium paid (000)	Unrealized depreciation at 6/30/2021 (000)
CDX.EM.35	1.00%/Quarterly	6/20/2026	$55,000	$1,435	$1,919	$(484)

Investments in affiliates9

	Value of affiliate at 1/1/2021 (000)	Additions (000)	Reductions (000)	Net realized loss (000)	Net unrealized depreciation (000)	Value of affiliate at 6/30/2021 (000)	Dividend income (000)
Short-term securities 6.20%
Money market investments 6.20%
Capital Group Central Cash Fund 0.04%[8]	$56,773	$253,761	$221,642	$(2)	$(7)	$88,883	$29

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $261,249,000, which represented 18.21% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[5]	Scheduled interest and/or principal payment was not received.
[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[7]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $3,145,000, which represented .22% of the net assets of the fund.
[8]	Rate represents the seven-day yield at 6/30/2021.
[9]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Notional amount is calculated based on the number of contracts and notional contract size.
[11]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

BRL = Brazilian reais

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DOP = Dominican pesos

EGP = Egyptian pounds

EUR/€ = Euros

GHS = Ghanaian cedi

HUF = Hungarian forints

IDR = Indonesian rupiah

INR = Indian rupees

KES = Kenyan shilling

KRW = South Korean won

KZT = Kazakhstani tenge

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NGN = Nigerian naira

PEN = Peruvian nuevos soles

PLN = Polish zloty

RON = Romanian leu

RUB = Russian rubles

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

UAH = Ukrainian hryvnia

USD/$ = U.S. dollars

UYU = Uruguayan pesos

ZAR = South African rand

See notes to financial statements.

10	American Funds Emerging Markets Bond Fund

Financial statements

Statement of assets and liabilities	unaudited
at June 30, 2021	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $1,322,373)	$1,330,581
Affiliated issuers (cost: $88,889)	88,883	$1,419,464
Cash		1,789
Cash collateral pledged for forward currency contracts		260
Cash denominated in currencies other than U.S. dollars (cost: $333)		189
Unrealized appreciation on open forward currency contracts		1,666
Receivables for:
Sales of investments	5,553
Sales of fund’s shares	3,740
Dividends and interest	21,895
Variation margin on futures contracts	138
Variation margin on swap contracts	58	31,384
		1,454,752
Liabilities:
Unrealized depreciation on open forward currency contracts		1,822
Payables for:
Purchases of investments	14,614
Repurchases of fund’s shares	1,710
Dividends on fund’s shares	129
Investment advisory services	646
Services provided by related parties	206
Trustees’ deferred compensation	7
Variation margin on futures contracts	176
Variation margin on swap contracts	3
Other	415	17,906
Net assets at June 30, 2021		$1,435,024

Net assets consist of:
Capital paid in on shares of beneficial interest		$1,436,054
Total accumulated loss		(1,030)
Net assets at June 30, 2021		$1,435,024

See notes to financial statements.

American Funds Emerging Markets Bond Fund	11

Financial statements (continued)

Statement of assets and liabilities at June 30, 2021 (continued)	unaudited (dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (147,790 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class A	$387,922	39,951	$9.71
Class C	26,606	2,740	9.71
Class T	10	1	9.71
Class F-1	13,291	1,369	9.71
Class F-2	585,146	60,263	9.71
Class F-3	205,667	21,181	9.71
Class 529-A	10,604	1,092	9.71
Class 529-C	975	101	9.71
Class 529-E	753	78	9.71
Class 529-T	12	1	9.71
Class 529-F-1	11	1	9.71
Class 529-F-2	5,299	546	9.71
Class 529-F-3	11	1	9.71
Class R-1	112	12	9.71
Class R-2	2,051	211	9.71
Class R-2E	106	11	9.71
Class R-3	2,150	222	9.71
Class R-4	1,149	118	9.71
Class R-5E	499	51	9.71
Class R-5	1,021	105	9.71
Class R-6	191,629	19,735	9.71

See notes to financial statements.

12	American Funds Emerging Markets Bond Fund

Financial statements (continued)

Statement of operations		unaudited
for the six months ended June 30, 2021	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $575)	$37,017
Dividends from affiliated issuers	29	$37,046
Fees and expenses*:
Investment advisory services	3,642
Distribution services	745
Transfer agent services	577
Administrative services	198
Reports to shareholders	86
Registration statement and prospectus	156
Trustees’ compensation	3
Auditing and legal	8
Custodian	114
Other	31
Total fees and expenses before reimbursements	5,560
Less reimbursements of fees and expenses:
Transfer agent services reimbursements	— †
Total fees and expenses after reimbursements		5,560
Net investment income		31,486

Net realized loss and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $344):
Unaffiliated issuers	1,075
Affiliated issuers	(2)
Futures contracts	(212)
Forward currency contracts	(1,151)
Swap contracts	(510)
Currency transactions	(716)	(1,516)
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $73):
Unaffiliated issuers	(55,581)
Affiliated issuers	(7)
Futures contracts	197
Forward currency contracts	71
Swap contracts	467
Currency translations	(615)	(55,468)
Net realized loss and unrealized depreciation		(56,984)

Net decrease in net assets resulting from operations		$(25,498)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

American Funds Emerging Markets Bond Fund	13

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Six months ended	Year ended
	June 30, 2021*	December 31, 2020
Operations:
Net investment income	$31,486	$53,530
Net realized loss	(1,516)	(43,878)
Net unrealized (depreciation) appreciation	(55,468)	65,784
Net (decrease) increase in net assets resulting from operations	(25,498)	75,436

Distributions paid or accrued and return of capital paid to shareholders:
Distributions	(31,139)	(17,103)
Return of capital	—	(36,230)

Total distributions paid or accrued and return of capital paid to shareholders	(31,139)	(53,333)

Net capital share transactions	222,593	299,523

Total increase in net assets	165,956	321,626

Net assets:
Beginning of period	1,269,068	947,442
End of period	$1,435,024	$1,269,068

*	Unaudited.

See notes to financial statements.

14	American Funds Emerging Markets Bond Fund

Notes to financial statements	unaudited

1. Organization

American Funds Emerging Markets Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, nondiversified management investment company. The fund seeks to provide a high level of total return over the long term, of which current income is a large component.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

American Funds Emerging Markets Bond Fund	15

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

16	American Funds Emerging Markets Bond Fund

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of June 30, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	$—	$1,053,666	$—	$1,053,666
Corporate bonds, notes & loans	—	246,042	—	246,042
U.S. Treasury bonds & notes	—	18,068	—	18,068
Short-term securities	88,883	12,805	—	101,688
Total	$88,883	$1,330,581	$—	$1,419,464

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$543	$—	$—	$543
Unrealized appreciation on open forward currency contracts	—	1,666	—	1,666
Unrealized appreciation on interest rate swaps	—	10	—	10
Liabilities:
Unrealized depreciation on futures contracts	(494)	—	—	(494)
Unrealized depreciation on open forward currency contracts	—	(1,822)	—	(1,822)
Unrealized depreciation on credit default swaps	—	(484)	—	(484)
Total	$49	$(630)	$—	$(581)

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Emerging Markets Bond Fund	17

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

18	American Funds Emerging Markets Bond Fund

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

American Funds Emerging Markets Bond Fund	19

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $38,678,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $261,436,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $5,789,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

20	American Funds Emerging Markets Bond Fund

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $49,222,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the six months ended, June 30, 2021 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$543	Unrealized depreciation*	$494
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	1,666	Unrealized depreciation on open forward currency contracts	1,822
Swap	Interest	Unrealized appreciation*	10	Unrealized depreciation*	—
Swap	Credit	Unrealized appreciation*	—	Unrealized depreciation*	484
			$2,219		$2,800

		Net realized (loss) gain		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(212)	Net unrealized appreciation on futures contracts	$197
Forward currency	Currency	Net realized loss on forward currency contracts	(1,151)	Net unrealized appreciation on forward currency contracts	71
Swap	Interest	Net realized gain on swap contracts	1	Net unrealized appreciation on swap contracts	10
Swap	Credit	Net realized loss on swap contracts	(511)	Net unrealized appreciation on swap contracts	457
			$(1,873)		$735

*	Includes cumulative appreciation/depreciation on futures contracts, interest rate swaps and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

American Funds Emerging Markets Bond Fund	21

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, interest rate swaps and credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of June 30, 2021, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral*	amount
Assets:
Bank of America	$277	$(277)	$—	$—	$—
Bank of New York Mellon	74	(31)	—	—	43
Citibank	531	(531)	—	—	—
Goldman Sachs	510	(158)	—	(270)	82
HSBC Bank	41	(36)	(1)	—	4
Morgan Stanley	87	(54)	—	—	33
UBS AG	146	(146)	—	—	—
Total	$1,666	$(1,233)	$(1)	$(270)	$162
Liabilities:
Bank of America	$293	$(277)	$—	$—	$16
Bank of New York Mellon	31	(31)	—	—	—
Citibank	658	(531)	—	—	127
Goldman Sachs	158	(158)	—	—	—
HSBC Bank	36	(36)	—	—	—
Morgan Stanley	54	(54)	—	—	—
Standard Chartered Bank	177	—	—	—	177
UBS AG	415	(146)	—	(260)	9
Total	$1,822	$(1,233)	$—	$(260)	$329

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

22	American Funds Emerging Markets Bond Fund

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of December 31, 2020, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$138
Distributions in excess of ordinary income	36,230
Late year ordinary loss deferral[1]	(7,548)

[1]	This deferral is considered incurred in the subsequent year.

As of June 30, 2021, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investments	$56,865
Gross unrealized depreciation on investments	(49,986)
Net unrealized appreciation on investments	6,879
Cost of investments	1,410,086

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Six months ended June 30, 2021					Year ended December 31, 2020
Share class	Ordinary income[2]		Long-term capital gains	Total distributions paid or accrued		Ordinary income		Return of capital		Total distributions paid or accrued
Class A	$8,444		$—	$8,444		$5,653		$11,974		$17,627
Class C	509		—	509		387		820		1,207
Class T	—	[3]	—	—	[3]	—	[3]	—	[3]	—	[3]
Class F-1	302		—	302		228		484		712
Class F-2	13,082		—	13,082		5,294		11,214		16,508
Class F-3	4,119		—	4,119		2,167		4,591		6,758
Class 529-A	226		—	226		144		306		450
Class 529-C	18		—	18		16		33		49
Class 529-E	17		—	17		15		32		47
Class 529-T	—	[3]	—	—	[3]	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	[3]	—	—	[3]	67		141		208
Class 529-F-2[4]	124		—	124		13		27		40
Class 529-F-3[4]	—	[3]	—	—	[3]	—	[3]	—	[3]	—	[3]
Class R-1	2		—	2		2		3		5
Class R-2	34		—	34		19		41		60
Class R-2E	1		—	1		3		6		9
Class R-3	46		—	46		31		66		97
Class R-4	26		—	26		23		49		72
Class R-5E	11		—	11		8		17		25
Class R-5	23		—	23		16		34		50
Class R-6	4,155		—	4,155		3,017		6,392		9,409
Total	$31,139		$—	$31,139		$17,103		$36,230		$53,333

[2]	All or a portion of these amounts may later be determined as return of capital; the determination will be made at December 31, 2021.
[3]	Amount less than one thousand.
[4]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

American Funds Emerging Markets Bond Fund	23

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on an annual rate of 0.553% of daily net assets. On March 10, 2021, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2021, decreasing the annual rate to 0.503% on daily net assets in excess of $1.5 billion. For the six months ended June 30, 2021, the investment advisory services fees were $3,642,000, which were equivalent to an annualized rate of 0.553% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of June 30, 2021, unreimbursed expenses subject to reimbursement totaled $59,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the six months ended June 30, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 total for Class 529-F-3, R-1 and R-2E shares. CRMC does not intend to recoup this reimbursement.

24	American Funds Emerging Markets Bond Fund

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended June 30, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$561		$215		$56		Not applicable
Class C	134		16		4		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	17		9		2		Not applicable
Class F-2	Not applicable		317		82		Not applicable
Class F-3	Not applicable		4		25		Not applicable
Class 529-A	13		5		2		$3
Class 529-C	5		1		—	*	—	*
Class 529-E	2		—	*	—	*	—	*
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—		—	*	—	*	—	*
Class 529-F-2	Not applicable		2		1		2
Class 529-F-3	Not applicable		—	*	—	*	—	*
Class R-1	—	*	—	*	—	*	Not applicable
Class R-2	7		2		—	*	Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	5		2		1		Not applicable
Class R-4	1		1		—	*	Not applicable
Class R-5E	Not applicable		—	*	—	*	Not applicable
Class R-5	Not applicable		—	*	—	*	Not applicable
Class R-6	Not applicable		3		25		Not applicable
Total class-specific expenses	$745		$577		$198		$5

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $3,000 in the fund’s statement of operations reflects $2,000 in current fees (either paid in cash or deferred) and a net increase of $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

American Funds Emerging Markets Bond Fund	25

Security transactions with related funds — The fund has sold securities to other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the six months ended June 30, 2021, the fund engaged in such sale transactions with related funds in the amount of $359,000, which generated $30,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the six months ended June 30, 2021.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the six months ended June 30, 2021.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended June 30, 2021

Class A	$54,493	5,552	$7,977		820		$(29,672)	(3,037)	$32,798	3,335
Class C	3,580	365	500		51		(4,611)	(471)	(531)	(55)
Class T	—	—	—		—		—	—	—	—
Class F-1	3,325	338	299		31		(3,943)	(401)	(319)	(32)
Class F-2	132,938	13,544	13,015		1,339		(50,612)	(5,178)	95,341	9,705
Class F-3	68,433	6,997	3,850		396		(11,455)	(1,172)	60,828	6,221
Class 529-A	2,850	290	223		23		(1,492)	(152)	1,581	161
Class 529-C	230	24	18		2		(193)	(19)	55	7
Class 529-E	22	2	16		2		(95)	(9)	(57)	(5)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	—	[2]
Class 529-F-1	—	—	—	[2]	—	[2]	—	—	— [2]	—	[2]
Class 529-F-2	439	45	124		13		(385)	(39)	178	19
Class 529-F-3	—	—	—	[2]	—	[2]	—	—	— [2]	—	[2]
Class R-1	6	1	2		—	[2]	(11)	(1)	(3)	—	[2]
Class R-2	524	54	33		3		(186)	(19)	371	38
Class R-2E	95	10	1		—	[2]	(13)	(1)	83	9
Class R-3	232	24	46		5		(222)	(23)	56	6
Class R-4	107	11	26		3		(103)	(11)	30	3
Class R-5E	177	18	10		1		(186)	(19)	1	—	[2]
Class R-5	97	10	23		2		(1)	— [2]	119	12
Class R-6	28,178	2,891	4,156		427		(272)	(27)	32,062	3,291
Total net increase (decrease)	$295,726	30,176	$30,319		3,118		$(103,452)	(10,579)	$222,593	22,715

See end of table for footnotes.

26	American Funds Emerging Markets Bond Fund

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class A	$93,649	9,736	$16,379		1,739		$(130,715)	(13,816)	$(20,687)	(2,341)
Class C	8,106	837	1,186		126		(9,085)	(985)	207	(22)
Class T	—	—	—		—		—	—	—	—
Class F-1	7,101	734	702		74		(6,757)	(735)	1,046	73
Class F-2	409,173	42,299	16,386		1,725		(137,448)	(14,928)	288,111	29,096
Class F-3	62,053	6,476	6,195		657		(30,554)	(3,386)	37,694	3,747
Class 529-A	3,037	316	446		48		(2,520)	(267)	963	97
Class 529-C	268	27	48		5		(722)	(76)	(406)	(44)
Class 529-E	216	23	46		5		(544)	(58)	(282)	(30)
Class 529-T	—	—	1		—	[2]	—	—	1	— [2]
Class 529-F-1	1,423	147	187		20		(5,505)	(588)	(3,895)	(421)
Class 529-F-2[3]	5,227	553	40		4		(296)	(30)	4,971	527
Class 529-F-3[3]	10	1	—	[2]	—	[2]	—	—	10	1
Class R-1	16	2	4		1		(7)	(1)	13	2
Class R-2	853	90	60		6		(442)	(47)	471	49
Class R-2E	9	1	8		—	[2]	(579)	(67)	(562)	(66)
Class R-3	900	102	97		11		(861)	(97)	136	16
Class R-4	648	66	71		7		(620)	(64)	99	9
Class R-5E	376	39	24		2		(127)	(13)	273	28
Class R-5	551	57	49		5		(397)	(43)	203	19
Class R-6	13,387	1,434	9,407		999		(31,637)	(3,382)	(8,843)	(949)
Total net increase (decrease)	$607,003	62,940	$51,336		5,434		$(358,816)	(38,583)	$299,523	29,791

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

11. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $462,147,000 and $288,349,000, respectively, during the six months ended June 30, 2021.

American Funds Emerging Markets Bond Fund	27

Financial highlights

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
06/30/2021[5,6]	$10.15	$.22	$(.44)	$(.22)	$(.22)	$—	$—	$(.22)	$9.71	(2.16)%[7]	$388		1.06%[8]		1.06%[8]		4.57%[8]
12/31/2020	9.94	.50	.21	.71	(.16)	—	(.34)	(.50)	10.15	7.62	372		1.09		1.06		5.24
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)	(.27)	(.66)	9.94	13.69	387		1.03		1.00		6.44
12/31/2018	10.38	.61	(1.04)	(.43)	(.58)	— [9]	(.02)	(.60)	9.35	(4.23)	285		1.06		1.01		6.23
12/31/2017	9.77	.62	.62	1.24	(.61)	(.02)	—	(.63)	10.38	12.93	203		1.25		1.01		6.00
12/31/2016[5,10]	10.00	.40	(.24)	.16	(.37)	—	(.02)	(.39)	9.77	1.58 [7,11]	58		1.00	[8,11]	.93	[8,11]	5.74	[8,11]
Class C:
06/30/2021[5,6]	10.15	.19	(.44)	(.25)	(.19)	—	—	(.19)	9.71	(2.50)[7]	27		1.76	[8]	1.76	[8]	3.86	[8]
12/31/2020	9.94	.43	.21	.64	(.14)	—	(.29)	(.43)	10.15	6.87	28		1.79		1.77		4.54
12/31/2019	9.35	.56	.62	1.18	(.32)	(.03)	(.24)	(.59)	9.94	12.82	28		1.79		1.77		5.67
12/31/2018	10.38	.53	(1.04)	(.51)	(.50)	— [9]	(.02)	(.52)	9.35	(4.98)	18		1.85		1.80		5.43
12/31/2017	9.77	.54	.62	1.16	(.53)	(.02)	—	(.55)	10.38	12.08	13		2.04		1.78		5.19
12/31/2016[5,12]	10.19	.22	(.43)	(.21)	(.20)	—	(.01)	(.21)	9.77	(2.09)[7]	1		.80	[7]	.73	[7]	2.26	[7]
Class T:
06/30/2021[5,6]	10.15	.23	(.44)	(.21)	(.23)	—	—	(.23)	9.71	(2.01)[7,11]	—	[13]	.76	[8,11]	.76	[8,11]	4.88	[8,11]
12/31/2020	9.94	.53	.21	.74	(.17)	—	(.36)	(.53)	10.15	7.95 [11]	—	[13]	.79	[11]	.77	[11]	5.57	[11]
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	13.96 [11]	—	[13]	.80	[11]	.78	[11]	6.67	[11]
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [9]	(.02)	(.62)	9.35	(4.02)[11]	—	[13]	.86	[11]	.81	[11]	6.45	[11]
12/31/2017[5,14]	10.22	.47	.18	.65	(.47)	(.02)	—	(.49)	10.38	6.45 [7,11]	—	[13]	1.04	[8,11]	.79	[8,11]	6.20	[8,11]
Class F-1:
06/30/2021[5,6]	10.15	.22	(.44)	(.22)	(.22)	—	—	(.22)	9.71	(2.14)[7]	13		1.03	[8]	1.03	[8]	4.60	[8]
12/31/2020	9.94	.50	.21	.71	(.16)	—	(.34)	(.50)	10.15	7.65	14		1.06		1.04		5.29
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)	(.27)	(.66)	9.94	13.64	13		1.07		1.04		6.41
12/31/2018	10.38	.60	(1.04)	(.44)	(.57)	— [9]	(.02)	(.59)	9.35	(4.29)	10		1.13		1.10		5.99
12/31/2017	9.77	.62	.62	1.24	(.61)	(.02)	—	(.63)	10.38	12.87	20		1.35		1.05		5.98
12/31/2016[5,12]	10.19	.25	(.44)	(.19)	(.22)	—	(.01)	(.23)	9.77	(1.86)[7]	1		.55	[7]	.46	[7]	2.54	[7]
Class F-2:
06/30/2021[5,6]	10.15	.23	(.44)	(.21)	(.23)	—	—	(.23)	9.71	(2.01)[7]	585		.76	[8]	.76	[8]	4.86	[8]
12/31/2020	9.94	.53	.21	.74	(.17)	—	(.36)	(.53)	10.15	7.95	513		.77		.74		5.35
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	13.94	214		.80		.78		6.67
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [9]	(.02)	(.62)	9.35	(4.01)	164		.83		.78		6.48
12/31/2017	9.77	.64	.62	1.26	(.63)	(.02)	—	(.65)	10.38	13.14	67		1.04		.79		6.20
12/31/2016[5,12]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.81)[7]	8		.58	[7]	.42	[7]	2.54	[7]
Class F-3:
06/30/2021[5,6]	10.15	.24	(.44)	(.20)	(.24)	—	—	(.24)	9.71	(1.96)[7]	206		.65	[8]	.65	[8]	4.98	[8]
12/31/2020	9.94	.53	.21	.74	(.17)	—	(.36)	(.53)	10.15	8.06	152		.71		.66		5.61
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)	(.28)	(.69)	9.94	14.05	112		.74		.67		6.76
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [9]	(.02)	(.62)	9.35	(4.00)	47		.82		.75		6.53
12/31/2017[5,15]	9.91	.60	.48	1.08	(.59)	(.02)	—	(.61)	10.38	11.13 [7]	23		1.08	[8]	.80	[8]	6.19	[8]
Class 529-A:
06/30/2021[5,6]	10.15	.22	(.44)	(.22)	(.22)	—	—	(.22)	9.71	(2.17)[7]	11		1.08	[8]	1.08	[8]	4.55	[8]
12/31/2020	9.94	.50	.21	.71	(.16)	—	(.34)	(.50)	10.15	7.65	9		1.06		1.04		5.26
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)	(.27)	(.66)	9.94	13.63	8		1.08		1.05		6.39
12/31/2018	10.38	.60	(1.04)	(.44)	(.57)	— [9]	(.02)	(.59)	9.35	(4.28)	6		1.11		1.06		6.19
12/31/2017	9.77	.61	.62	1.23	(.60)	(.02)	—	(.62)	10.38	12.79	4		1.39		1.15		5.87
12/31/2016[5,12]	10.19	.25	(.44)	(.19)	(.22)	—	(.01)	(.23)	9.77	(1.88)[7]	1		.56	[7]	.49	[7]	2.52	[7]

See end of table for footnotes.

28	American Funds Emerging Markets Bond Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
06/30/2021[5,6]	$10.15	$.18	$(.44)	$(.26)	$(.18)	$—	$—	$(.18)	$9.71	(2.52)%[7]	$1		1.80%[8]		1.80%[8]		3.82%[8]
12/31/2020	9.94	.42	.22	.64	(.14)	—	(.29)	(.43)	10.15	6.82	1		1.84		1.81		4.57
12/31/2019	9.35	.55	.62	1.17	(.31)	(.03)	(.24)	(.58)	9.94	12.79	1		1.82		1.80		5.65
12/31/2018	10.38	.53	(1.04)	(.51)	(.50)	— [9]	(.02)	(.52)	9.35	(5.01)	1		1.87		1.82		5.42
12/31/2017	9.77	.54	.62	1.16	(.53)	(.02)	—	(.55)	10.38	12.06 [11]	1		2.03	[11]	1.80	[11]	5.21	[11]
12/31/2016[5,12]	10.19	.23	(.43)	(.20)	(.21)	—	(.01)	(.22)	9.77	(1.99)[7,11]	—	[13]	.72	[7,11]	.64	[7,11]	2.31	[7,11]
Class 529-E:
06/30/2021[5,6]	10.15	.21	(.44)	(.23)	(.21)	—	—	(.21)	9.71	(2.25)[7]	1		1.26	[8]	1.26	[8]	4.37	[8]
12/31/2020	9.94	.48	.20	.68	(.15)	—	(.32)	(.47)	10.15	7.41	1		1.29		1.27		5.09
12/31/2019	9.35	.60	.62	1.22	(.34)	(.03)	(.26)	(.63)	9.94	13.40	1		1.28		1.26		6.18
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	— [9]	(.02)	(.57)	9.35	(4.49)	1		1.33		1.26		6.12
12/31/2017	9.77	.60	.62	1.22	(.59)	(.02)	—	(.61)	10.38	12.71	—	[13]	1.47		1.24		5.76
12/31/2016[5,12]	10.19	.24	(.43)	(.19)	(.22)	—	(.01)	(.23)	9.77	(1.89)[7,11]	—	[13]	.55	[7,11]	.49	[7,11]	2.40	[7,11]
Class 529-T:
06/30/2021[5,6]	10.15	.23	(.44)	(.21)	(.23)	—	—	(.23)	9.71	(2.05)[7,11]	—	[13]	.81	[8,11]	.81	[8,11]	4.78	[8,11]
12/31/2020	9.94	.52	.21	.73	(.17)	—	(.35)	(.52)	10.15	7.89 [11]	—	[13]	.84	[11]	.81	[11]	5.49	[11]
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	13.87 [11]	—	[13]	.85	[11]	.83	[11]	6.61	[11]
12/31/2018	10.38	.62	(1.04)	(.42)	(.59)	— [9]	(.02)	(.61)	9.35	(4.08)[11]	—	[13]	.92	[11]	.87	[11]	6.36	[11]
12/31/2017[5,14]	10.22	.47	.18	.65	(.47)	(.02)	—	(.49)	10.38	6.40 [7,11]	—	[13]	1.10	[8,11]	.85	[8,11]	6.14	[8,11]
Class 529-F-1:
06/30/2021[5,6]	10.15	.23	(.44)	(.21)	(.23)	—	—	(.23)	9.71	(2.06)[7,11]	—	[13]	.84	[8,11]	.84	[8,11]	4.77	[8,11]
12/31/2020	9.94	.52	.21	.73	(.17)	—	(.35)	(.52)	10.15	7.89 [11]	—	[13]	.84	[11]	.84	[11]	5.61	[11]
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	13.88	4		.84		.82		6.60
12/31/2018	10.38	.62	(1.04)	(.42)	(.59)	— [9]	(.02)	(.61)	9.35	(4.08)	1		.90		.84		6.51
12/31/2017	9.77	.63	.63	1.26	(.63)	(.02)	—	(.65)	10.38	13.12	1		1.08		.85		6.11
12/31/2016[5,12]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.78)[7]	—	[13]	.47	[7]	.37	[7]	2.55	[7]
Class 529-F-2:
06/30/2021[5,6]	10.15	.23	(.44)	(.21)	(.23)	—	—	(.23)	9.71	(2.02)[7]	5		.78	[8]	.78	[8]	4.85	[8]
12/31/2020[5,16]	9.39	.08	.76	.84	(.03)	—	(.05)	(.08)	10.15	8.95 [7]	5		.14	[7]	.11	[7]	.82	[7]
Class 529-F-3:
06/30/2021[5,6]	10.15	.24	(.44)	(.20)	(.24)	—	—	(.24)	9.71	(2.00)[7]	—	[13]	.75	[8]	.71	[8]	4.89	[8]
12/31/2020[5,16]	9.39	.08	.77	.85	(.03)	—	(.06)	(.09)	10.15	8.97 [7]	—	[13]	.16	[7]	.10	[7]	.84	[7]
Class R-1:
06/30/2021[5,6]	10.15	.20	(.44)	(.24)	(.20)	—	—	(.20)	9.71	(2.38)[7,11]	—	[13]	1.55	[8,11]	1.52	[8,11]	4.10	[8,11]
12/31/2020	9.94	.45	.20	.65	(.14)	—	(.30)	(.44)	10.15	7.08 [11]	—	[13]	1.62	[11]	1.57	[11]	4.73	[11]
12/31/2019	9.35	.58	.62	1.20	(.33)	(.03)	(.25)	(.61)	9.94	13.11 [11]	—	[13]	1.56	[11]	1.52	[11]	5.94	[11]
12/31/2018	10.38	.56	(1.04)	(.48)	(.53)	— [9]	(.02)	(.55)	9.35	(4.76)[11]	—	[13]	1.64	[11]	1.57	[11]	5.63	[11]
12/31/2017	9.77	.57	.62	1.19	(.56)	(.02)	—	(.58)	10.38	12.37 [11]	—	[13]	1.73	[11]	1.52	[11]	5.51	[11]
12/31/2016[5,12]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.77)[7,11]	—	[13]	.40	[7,11]	.36	[7,11]	2.49	[7,11]

See end of table for footnotes.

American Funds Emerging Markets Bond Fund	29

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse- ments[4]		Ratio of expenses to average net assets after waivers/ reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class R-2:
06/30/2021[5,6]	$10.15	$.19	$(.44)	$(.25)	$(.19)	$—	$—	$(.19)	$9.71	(2.46)%[7]	$2		1.68%[8]		1.68%[8]		3.94%[8]
12/31/2020	9.94	.43	.22	.65	(.14)	—	(.30)	(.44)	10.15	6.93	2		1.73		1.70		4.54
12/31/2019	9.35	.56	.62	1.18	(.32)	(.03)	(.24)	(.59)	9.94	12.90	1		1.73		1.70		5.74
12/31/2018	10.38	.55	(1.04)	(.49)	(.52)	— [9]	(.02)	(.54)	9.35	(4.84)	1		1.70		1.64		5.67
12/31/2017	9.77	.57	.62	1.19	(.56)	(.02)	—	(.58)	10.38	12.39 [11]	—	[13]	1.71	[11]	1.50	[11]	5.52	[11]
12/31/2016[5,12]	10.19	.23	(.43)	(.20)	(.21)	—	(.01)	(.22)	9.77	(1.99)[7,11]	—	[13]	.68	[7,11]	.62	[7,11]	2.34	[7,11]
Class R-2E:
06/30/2021[5,6]	10.15	.23	(.44)	(.21)	(.23)	—	—	(.23)	9.71	(2.08)[7,11]	—	[13]	1.09	[8,11]	1.07	[8,11]	4.62	[8,11]
12/31/2020	9.94	.49	.21	.70	(.16)	—	(.33)	(.49)	10.15	7.56 [11]	—	[13]	1.46	[11]	1.39	[11]	5.12	[11]
12/31/2019	9.35	.58	.62	1.20	(.33)	(.03)	(.25)	(.61)	9.94	13.20	1		1.46		1.43		6.02
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	— [9]	(.02)	(.57)	9.35	(4.51)	1		1.48		1.42		5.89
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)	—	(.66)	10.38	13.29 [11]	—	[13]	1.01	[11]	.70	[11]	6.33	[11]
12/31/2016[5,12]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.77)[7,11]	—	[13]	.39	[7,11]	.35	[7,11]	2.46	[7,11]
Class R-3:
06/30/2021[5,6]	10.15	.21	(.44)	(.23)	(.21)	—	—	(.21)	9.71	(2.27)[7]	2		1.29	[8]	1.29	[8]	4.34	[8]
12/31/2020	9.94	.47	.21	.68	(.15)	—	(.32)	(.47)	10.15	7.38	2		1.31		1.29		5.02
12/31/2019	9.35	.60	.62	1.22	(.34)	(.03)	(.26)	(.63)	9.94	13.37	2		1.30		1.28		6.15
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	— [9]	(.02)	(.57)	9.35	(4.52)	1		1.36		1.31		5.91
12/31/2017	9.77	.59	.63	1.22	(.59)	(.02)	—	(.61)	10.38	12.70	1		1.52		1.27		5.73
12/31/2016[5,12]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.81)[7,11]	—	[13]	.46	[7,11]	.41	[7,11]	2.47	[7,11]
Class R-4:
06/30/2021[5,6]	10.15	.22	(.44)	(.22)	(.22)	—	—	(.22)	9.71	(2.13)[7]	1		1.00	[8]	1.00	[8]	4.63	[8]
12/31/2020	9.94	.50	.21	.71	(.16)	—	(.34)	(.50)	10.15	7.69	1		1.02		1.00		5.35
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)	(.27)	(.66)	9.94	13.67	1		1.04		1.02		6.44
12/31/2018	10.38	.61	(1.04)	(.43)	(.58)	— [9]	(.02)	(.60)	9.35	(4.26)	1		1.09		1.03		6.24
12/31/2017	9.77	.63	.62	1.25	(.62)	(.02)	—	(.64)	10.38	13.03	—	[13]	1.22		.96		6.03
12/31/2016[5,12]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.76)[7,11]	—	[13]	.39	[7,11]	.35	[7,11]	2.46	[7,11]
Class R-5E:
06/30/2021[5,6]	10.15	.24	(.44)	(.20)	(.24)	—	—	(.24)	9.71	(1.93)[7]	—	[13]	.59	[8]	.59	[8]	5.05	[8]
12/31/2020	9.94	.55	.21	.76	(.18)	—	(.37)	(.55)	10.15	8.23	1		.49		.47		5.82
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	14.05	—	[13]	.77		.75		6.81
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [9]	(.02)	(.62)	9.35	(4.03)	—	[13]	.86		.76		6.90
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)	—	(.66)	10.38	13.29	—	[13]	.99		.69		6.33
12/31/2016[5,12]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.76)[7]	—	[13]	.39	[7]	.35	[7]	2.46	[7]
Class R-5:
06/30/2021[5,6]	10.15	.24	(.44)	(.20)	(.24)	—	—	(.24)	9.71	(1.97)[7]	1		.68	[8]	.68	[8]	4.95	[8]
12/31/2020	9.94	.53	.21	.74	(.17)	—	(.36)	(.53)	10.15	8.01	1		.73		.70		5.59
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)	(.28)	(.69)	9.94	14.01	1		.74		.71		6.73
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [9]	(.02)	(.62)	9.35	(3.98)	—	[13]	.80		.74		6.54
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)	—	(.66)	10.38	13.23	—	[13]	1.00		.74		6.27
12/31/2016[5,12]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.76)[7]	—	[13]	.38	[7]	.34	[7]	2.47	[7]
Class R-6:
06/30/2021[5,6]	10.15	.24	(.44)	(.20)	(.24)	—	—	(.24)	9.71	(1.96)[7]	192		.65	[8]	.65	[8]	4.98	[8]
12/31/2020	9.94	.54	.20	.74	(.17)	—	(.36)	(.53)	10.15	8.07	167		.67		.65		5.67
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)	(.28)	(.69)	9.94	14.07	173		.68		.66		6.80
12/31/2018	10.38	.64	(1.04)	(.40)	(.61)	— [9]	(.02)	(.63)	9.35	(3.95)	157		.72		.66		6.69
12/31/2017	9.77	.64	.62	1.26	(.63)	(.02)	—	(.65)	10.38	13.17	—	[13]	1.00		.79		6.20
12/31/2016[5,12]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.78)[7]	—	[13]	.41	[7]	.37	[7]	2.48	[7]

See end of table for footnotes.

30	American Funds Emerging Markets Bond Fund

Financial highlights (continued)

	Six months
	ended					Period ended
	June 30,	Year ended December 31,				December 31,
	2021[5,6,7]	2020	2019	2018	2017	2016[5,7,10]
Portfolio turnover rate for all share classes[17]	28%	70%	54%	38%	35%	43%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from AFS and/or CRMC. During some of the periods shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes and reimbursed a portion of miscellaneous fees and expenses.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Based on operations for a period that is less than a full year.
[6]	Unaudited.
[7]	Not annualized.
[8]	Annualized.
[9]	Amount less than $.01.
[10]	For the period April 22, 2016, commencement of operations, through December 31, 2016.
[11]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[12]	This share class began investment operations on July 29, 2016.
[13]	Amount less than $1 million.
[14]	Class T and 529-T shares began investment operations on April 7, 2017.
[15]	Class F-3 shares began investment operations on January 27, 2017.
[16]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[17]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

American Funds Emerging Markets Bond Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (January 1, 2021, through June 30, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	American Funds Emerging Markets Bond Fund

Expense example (continued)

	Beginning account value 1/1/2021	Ending account value 6/30/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$978.43	$5.20	1.06%
Class A – assumed 5% return	1,000.00	1,019.54	5.31	1.06
Class C – actual return	1,000.00	975.00	8.62	1.76
Class C – assumed 5% return	1,000.00	1,016.07	8.80	1.76
Class T – actual return	1,000.00	979.91	3.73	.76
Class T – assumed 5% return	1,000.00	1,021.03	3.81	.76
Class F-1 – actual return	1,000.00	978.55	5.05	1.03
Class F-1 – assumed 5% return	1,000.00	1,019.69	5.16	1.03
Class F-2 – actual return	1,000.00	979.88	3.73	.76
Class F-2 – assumed 5% return	1,000.00	1,021.03	3.81	.76
Class F-3 – actual return	1,000.00	980.44	3.19	.65
Class F-3 – assumed 5% return	1,000.00	1,021.57	3.26	.65
Class 529-A – actual return	1,000.00	978.33	5.30	1.08
Class 529-A – assumed 5% return	1,000.00	1,019.44	5.41	1.08
Class 529-C – actual return	1,000.00	974.80	8.81	1.80
Class 529-C – assumed 5% return	1,000.00	1,015.87	9.00	1.80
Class 529-E – actual return	1,000.00	977.47	6.18	1.26
Class 529-E – assumed 5% return	1,000.00	1,018.55	6.31	1.26
Class 529-T – actual return	1,000.00	979.53	3.98	.81
Class 529-T – assumed 5% return	1,000.00	1,020.78	4.06	.81
Class 529-F-1 – actual return	1,000.00	979.41	4.12	.84
Class 529-F-1 – assumed 5% return	1,000.00	1,020.63	4.21	.84
Class 529-F-2 – actual return	1,000.00	979.78	3.83	.78
Class 529-F-2 – assumed 5% return	1,000.00	1,020.93	3.91	.78
Class 529-F-3 – actual return	1,000.00	979.99	3.49	.71
Class 529-F-3 – assumed 5% return	1,000.00	1,021.27	3.56	.71
Class R-1 – actual return	1,000.00	976.18	7.45	1.52
Class R-1 – assumed 5% return	1,000.00	1,017.26	7.60	1.52
Class R-2 – actual return	1,000.00	975.39	8.23	1.68
Class R-2 – assumed 5% return	1,000.00	1,016.46	8.40	1.68
Class R-2E – actual return	1,000.00	979.16	5.25	1.07
Class R-2E – assumed 5% return	1,000.00	1,019.49	5.36	1.07
Class R-3 – actual return	1,000.00	977.32	6.32	1.29
Class R-3 – assumed 5% return	1,000.00	1,018.40	6.46	1.29
Class R-4 – actual return	1,000.00	978.72	4.91	1.00
Class R-4 – assumed 5% return	1,000.00	1,019.84	5.01	1.00
Class R-5E – actual return	1,000.00	980.72	2.90	.59
Class R-5E – assumed 5% return	1,000.00	1,021.87	2.96	.59
Class R-5 – actual return	1,000.00	980.26	3.34	.68
Class R-5 – assumed 5% return	1,000.00	1,021.42	3.41	.68
Class R-6 – actual return	1,000.00	980.44	3.19	.65
Class R-6 – assumed 5% return	1,000.00	1,021.57	3.26	.65

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

American Funds Emerging Markets Bond Fund	33

Approval of Investment Advisory and Service Agreement – American Funds Emerging Markets Bond Fund

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2022. The agreement was amended to add an additional advisory fee breakpoint for when the fund’s net assets exceed $1.5 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through September 30, 2020. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were generally competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

34	American Funds Emerging Markets Bond Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

American Funds Emerging Markets Bond Fund	35

Office of the fund

6455 Irvine Center
Drive Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	American Funds Emerging Markets Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

American Funds Emerging Markets Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Emerging Markets Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1.
A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS EMERGING MARKETS BOND FUND

By __/s/ Kristine M. Nishiyama____________________
Kristine M. Nishiyama, Principal Executive Officer

Date: August 31, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Kristine M. Nishiyama_______________
Kristine M. Nishiyama, Principal Executive Officer

Date: August 31, 2021

By ___/s/ Brian C. Janssen __________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: August 31, 2021